Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Second Quarter 2023 Financial Results

•Net revenue of $183.9 million in Q2, GAAP gross margin of 55.9% and non-GAAP gross margin of 61.0%
•Infrastructure revenue was $49.3 million in Q2, up 6% sequentially and up 37% YoY
Carlsbad, Calif. – July 26, 2023 – MaxLinear, Inc. (Nasdaq: MXL), a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits, today announced financial results for the second quarter ended June 30, 2023.

Second Quarter Financial Highlights
GAAP basis:
•Net revenue was $183.9 million, down 26% sequentially and down 34% year-over-year.
•GAAP gross margin was 55.9%, compared to 56.5% in the prior quarter, and 58.7% in the year-ago quarter.
•GAAP operating expenses were $108.8 million in the second quarter 2023, or 59% of net revenue, compared to $113.0 million in the prior quarter, or 45% of net revenue, and $125.3 million in the year-ago quarter, or 45% of net revenue.
•GAAP loss from operations was 3% of net revenue, compared to income from operations of 11% of net revenue in the prior quarter, and income from operations of 14% of net revenue in the year-ago quarter.
•Net cash flow provided by operating activities was $30.6 million, compared to net cash flow provided by operating activities of $42.2 million in the prior quarter, and net cash flow provided by operating activities of $123.4 million in the year-ago quarter.
•GAAP diluted loss per share was $0.05, compared to diluted earnings per share of $0.12 in the prior quarter, and diluted earnings per share of $0.40 in the year-ago quarter.
Non-GAAP basis:
•Non-GAAP gross margin was 61.0%. This compares to 60.3% in the prior quarter, and 62.3% in the year-ago quarter.
•Non-GAAP operating expenses were $82.5 million, or 45% of net revenue, compared to $80.8 million or 33% of net revenue in the prior quarter, and $84.3 million or 30% of net revenue in the year-ago quarter.
•Non-GAAP income from operations was 16% of net revenue, compared to 28% in the prior quarter, and 32% in the year-ago quarter.
•Non-GAAP diluted earnings per share was $0.34, compared to $0.74 in the prior quarter, and $1.11 in the year-ago quarter.
Management Commentary

“In the second quarter, we delivered $183.9 million in revenues and generated cash flow from operations of approximately $31 million. Our infrastructure category was up 6% sequentially and 37% year over year, primarily driven by the expanding roll-out of multi-band millimeter wave and microwave 5G wireless backhaul platform solutions.

“Even as we navigate a challenging demand environment with fiscal discipline and operational efficiency, our solid execution and innovative product offerings are enabling us to maximize strategic business opportunities across all our end markets. In 2023, we continue to lay important groundwork in Wi-Fi, fiber broadband access gateways, and wireless and optical datacenter network infrastructure, which will be the foundation for our growth throughout 2024,” commented Kishore Seendripu, Ph.D., Chairman and CEO.

Third Quarter 2023 Business Outlook

The company expects net revenue in the third quarter of 2023 to be approximately $125 million to $155 million. The Company also estimates the following:
•GAAP gross margin of approximately 53.0% to 56.0%;
•Non-GAAP gross margin of approximately 59.5% to 62.5%;
•GAAP operating expenses of approximately $104 million to $110 million;
•Non-GAAP operating expenses of approximately $75 million to $81 million;
•GAAP and non-GAAP interest and other expenses each approximately $5 million; and
•GAAP and non-GAAP diluted share count of 82 million to 83 million each.

Webcast and Conference Call
MaxLinear will host its second quarter financial results conference call today, July 26, 2023 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at https://investors.maxlinear.com, and will be archived and available after the call at https://investors.maxlinear.com until August 9, 2023. A replay of the conference call will also be available until August 9, 2023 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13740010.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including specifically our current guidance for third quarter 2023 revenue, and GAAP and non-GAAP amounts for each of the following: gross margins, operating expenses, interest and other expenses, and diluted share counts; and statements regarding the Company's potential growth, including potential growth opportunities of our product portfolio and target markets including Wi-Fi, fiber access, wireless and optical infrastructure; and statements regarding our ability to maximize strategic business opportunities. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements and our future financial performance and operating results forecasts generally. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions. Additional risks and uncertainties affecting our business, future operating results and financial condition include, without limitation; the effect of intense and increasing competition; impacts of global economic conditions; the cyclical nature of the semiconductor industry; a significant variance in our operating results and impact on volatility in our stock price, and our ability to sustain our current level of revenue, which has declined, and/or manage future growth effectively, and the impact of excess inventory in the channel on our customers’ expected demand for certain of our products; the political and economic conditions of the countries in which we conduct business and other factors related to our international operations; increased tariffs or imposition of other trade barriers; our ability to obtain or retain government authorization to export certain of our products or technology; risks related to international geopolitical conflicts; risks related to the loss of, or a significant reduction in orders from major customers; a decrease in the average selling prices of our products; failure to penetrate new applications and markets; development delays and consolidation trends in our industry; inability to make substantial research and development investments; claims of intellectual property infringement; our ability to protect our intellectual property; and a failure to manage our relationships with, or negative impacts from, third parties.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 1, 2023, and our Current Reports on Form 8-K, as well as the information to be set forth under the caption "Risk Factors" in MaxLinear's Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. All forward-looking statements are based on the estimates, projections and assumptions of management as of July 26, 2023, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating expenses as a percentage of net revenue, non-GAAP income from operations as percentage of revenue, non-GAAP interest and other expenses, non-GAAP diluted earnings per share, and non-GAAP diluted share count. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance-based bonus plan for 2023, which we currently intend to settle in shares of our common stock; (iii) accruals related to our performance-based bonus plan for 2022, which we settled in shares of common stock in 2023; (iv) amortization of purchased intangible assets; (v) research and development funded by others; (vi) acquisition and integration costs related to our acquisitions; (vii) impairment of intangible assets; (viii) severance and other restructuring charges; (ix) other non-recurring interest and other income (expenses), net attributable to acquisitions and (x) non-cash income tax benefits and expenses. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP financial measures. Non-GAAP financial measures are subject to limitations, and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that we believe are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.

The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Performance-based equity consists of accruals related to our executive and non-executive bonus programs, and have been excluded from our non-GAAP net income for all periods reported. Bonus payments for the 2022 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2023. We currently expect that bonus awards under our fiscal 2023 program will be settled in common stock in the first quarter of fiscal 2024.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets, acquisition and integration costs primarily consisting of professional and consulting fees, and accretion of discount on contingent consideration to interest expense.
Research and development funded by others represents proceeds received under contracts for jointly funded R&D projects to develop technology that may be commercialized into a product in the future. Initially such proceeds may not yet be recognized in GAAP results if, pursuant to contract terms, the Company may be required to repay all or a portion of the funds provided by the other party under certain conditions. Management believes it is not probable that it will trigger such conditions. Once such conditions have been resolved, the proceeds are recognized in GAAP results, and accordingly, reversed from non-GAAP results.
Impairment losses are related to abandonment of acquired or purchased intangible assets.
Restructuring charges incurred are related to our restructuring plans which eliminate redundancies and primarily include severance and restructuring costs related to impairment of leased right-of-use assets or from exiting certain facilities.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, we are also unable to predict their probable significance, particularly related to stock-based compensation and its related tax effects as well as potential impairments, a quantitative reconciliation is not available without unreasonable efforts and accordingly, in reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, we have not provided a reconciliation for non-GAAP guidance provided for the third quarter 2023.
About MaxLinear, Inc.
MaxLinear, Inc. (Nasdaq:MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
MaxLinear, Inc. Investor Relations Contact:
Leslie Green
Tel: +1 650-312-9060
lgreen@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
Net revenue	$183,938	$248,442	$280,009
Cost of net revenue	81,065	108,135	115,658
Gross profit	102,873	140,307	164,351
Operating expenses:
Research and development	70,657	67,291	80,395
Selling, general and administrative	33,717	38,653	44,487
Impairment losses	—	2,438	—
Restructuring charges	4,436	4,648	462
Total operating expenses	108,810	113,030	125,344
Income (loss) from operations	(5,937)	27,277	39,007
Interest income	1,903	633	82
Interest expense	(2,591)	(2,487)	(2,416)
Other income (expense), net	1,865	(324)	7,179
Total other income (expense), net	1,177	(2,178)	4,845
Income (loss) before income taxes	(4,760)	25,099	43,852
Income tax provision (benefit)	(409)	15,566	11,886
Net income (loss)	$(4,351)	$9,533	$31,966
Net income (loss) per share:
Basic	$(0.05)	$0.12	$0.41
Diluted	$(0.05)	$0.12	$0.40
Shares used to compute net income (loss) per share:
Basic	80,446	79,471	77,858
Diluted	80,446	81,338	80,279

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Six Months Ended
	June 30, 2023	June 30, 2022
Net revenue	$432,380	$543,936
Cost of net revenue	189,200	224,995
Gross profit	243,180	318,941
Operating expenses:
Research and development	137,948	146,281
Selling, general and administrative	72,370	85,064
Impairment losses	2,438	—
Restructuring charges	9,084	462
Total operating expenses	221,840	231,807
Income from operations	21,340	87,134
Interest income	2,536	113
Interest expense	(5,078)	(4,765)
Other income (expense), net	1,541	6,409
Total other income (expense), net	(1,001)	1,757
Income before income taxes	20,339	88,891
Income tax provision	15,157	23,339
Net income	$5,182	$65,552
Net income per share:
Basic	$0.06	$0.85
Diluted	$0.06	$0.81
Shares used to compute net income per share:
Basic	79,961	77,527
Diluted	81,520	80,462

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
Operating Activities
Net income (loss)	$(4,351)	$9,533	$31,966
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization and depreciation	18,707	19,202	19,569
Impairment losses	—	2,438	—
Amortization of debt issuance costs and accretion of discount on debt and leases	625	548	471
Stock-based compensation	17,197	16,448	19,469
Deferred income taxes	758	8,128	517
Loss on disposal of property and equipment	2,001	40	5
Gain on sale of investments	—	(152)	—
Unrealized holding (gain) loss on investments	(1,807)	362	(4,813)
Impairment of leased right-of-use assets	—	—	462
Gain on foreign currency and other	(209)	—	(2,359)
Excess tax benefits on stock based awards	(791)	(507)	(2,309)
Changes in operating assets and liabilities:
Accounts receivable	33,098	(16,931)	(11,000)
Inventory	23,433	10,959	(7,390)
Prepaid expenses and other assets	(1,314)	(4,338)	(1,675)
Accounts payable, accrued expenses and other current liabilities	(26,378)	(886)	29,669
Accrued compensation	(3,348)	7,210	9,118
Accrued price protection liability	(23,164)	(9,877)	42,822
Lease liabilities	(2,914)	(3,095)	(2,210)
Other long-term liabilities	(965)	3,077	1,125
Net cash provided by operating activities	30,578	42,159	123,437
Investing Activities
Purchases of property and equipment	(5,037)	(5,216)	(10,706)
Purchases of intangible assets	(4,894)	(630)	(567)
Cash used in acquisitions, net of cash acquired	(2,719)	(9,665)	—
Purchases of investments	—	—	(5,000)
Net cash used in investing activities	(12,650)	(15,511)	(16,273)
Financing Activities
Repayment of debt	—	—	(40,000)
Net proceeds from issuance of common stock	3,073	3	3,046
Minimum tax withholding paid on behalf of employees for restricted stock units	(2,965)	(6,173)	(3,698)
Repurchase of common stock	—	—	(5,214)
Net cash provided by (used in) financing activities	108	(6,170)	(45,866)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,229)	1	(1,132)
Increase in cash, cash equivalents and restricted cash	16,807	20,479	60,166
Cash, cash equivalents and restricted cash at beginning of period	208,836	188,357	152,253
Cash, cash equivalents and restricted cash at end of period	$225,643	$208,836	$212,419

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended
	June 30, 2023	June 30, 2022
Operating Activities
Net income	$5,182	$65,552
Adjustments to reconcile net income to cash provided by operating activities:
Amortization and depreciation	37,909	43,449
Impairment losses	2,438	—
Amortization of debt issuance costs and accretion of discount on debt and leases	1,173	957
Stock-based compensation	33,645	38,023
Deferred income taxes	8,886	7,359
Loss on disposal of property and equipment	2,041	164
Unrealized holding gain on investments	(1,959)	(3,859)
Impairment of leased right-of-use assets	—	462
(Gain) loss on foreign currency	153	(2,675)
Excess tax benefits on stock-based awards	(1,298)	(9,429)
Changes in operating assets and liabilities:
Accounts receivable	16,167	(16,969)
Inventory	34,392	(14,728)
Prepaid expenses and other assets	(5,652)	1,828
Accounts payable, accrued expenses and other current liabilities	(27,264)	62,621
Accrued compensation	3,862	21,355
Accrued price protection liability	(33,041)	70,797
Lease liabilities	(6,009)	(5,511)
Other long-term liabilities	2,112	(1,793)
Net cash provided by operating activities	72,737	257,603
Investing Activities
Purchases of property and equipment	(10,253)	(15,506)
Purchases of intangible assets	(5,524)	(5,204)
Cash used in acquisitions, net of cash acquired	(12,384)	—
Proceeds loaned under notes receivable	—	(10,000)
Purchases of investments	—	(28,325)
Net cash used in investing activities	(28,161)	(59,035)
Financing Activities
Repayment of debt	—	(60,000)
Net proceeds from issuance of common stock	3,076	3,133
Minimum tax withholding paid on behalf of employees for restricted stock units	(9,138)	(28,147)
Repurchase of common stock	—	(31,511)
Net cash used in financing activities	(6,062)	(116,525)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,228)	(1,362)
Increase in cash, cash equivalents and restricted cash	37,286	80,681
Cash, cash equivalents and restricted cash at beginning of period	188,357	131,738
Cash, cash equivalents and restricted cash at end of period	$225,643	$212,419

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2023	March 31, 2023	June 30, 2022
Assets
Current assets:
Cash and cash equivalents	$224,579	$207,850	$211,363
Short-term restricted cash	1,042	964	162
Short-term investments	20,488	18,681	23,864
Accounts receivable, net	155,834	188,733	137,065
Inventory	126,152	149,585	146,431
Prepaid expenses and other current assets	26,396	27,773	19,739
Total current assets	554,491	593,586	538,624
Long-term restricted cash	22	22	894
Property and equipment, net	73,845	77,691	64,136
Leased right-of-use assets	35,112	26,357	33,154
Intangible assets, net	91,203	96,352	127,928
Goodwill	318,456	318,910	306,739
Deferred tax assets	56,757	57,515	81,762
Other long-term assets	31,594	28,045	27,456
Total assets	$1,161,480	$1,198,478	$1,180,693

Liabilities and stockholders’ equity
Current liabilities	$241,729	$300,162	$316,081
Long-term lease liabilities	30,712	21,239	27,838
Long-term debt	122,064	121,910	246,450
Other long-term liabilities	20,928	21,055	20,727
Stockholders’ equity	746,047	734,112	569,597
Total liabilities and stockholders’ equity	$1,161,480	$1,198,478	$1,180,693

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
GAAP gross profit	$102,873	$140,307	$164,351
Stock-based compensation	246	210	162
Performance based equity	(16)	91	146
Amortization of purchased intangible assets	9,117	9,321	9,820
Non-GAAP gross profit	112,220	149,929	174,479

GAAP R&D expenses	70,657	67,291	80,395
Stock-based compensation	(12,237)	(11,455)	(9,983)
Performance based equity	273	(3,635)	(7,231)
Research and development funded by others	(1,000)	(1,000)	(2,000)
Non-GAAP R&D expenses	57,693	51,201	61,181

GAAP SG&A expenses	33,717	38,653	44,487
Stock-based compensation	(4,713)	(4,784)	(9,324)
Performance based equity	193	(1,744)	(2,708)
Amortization of purchased intangible assets	(709)	(928)	(2,926)
Acquisition and integration costs	(3,714)	(1,601)	(6,369)
Non-GAAP SG&A expenses	24,774	29,596	23,160

GAAP impairment losses	—	2,438	—
Impairment losses	—	(2,438)	—
Non-GAAP impairment losses	—	—	—

GAAP restructuring expenses	4,436	4,648	462
Restructuring charges	(4,436)	(4,648)	(462)
Non-GAAP restructuring expenses	—	—	—

GAAP income (loss) from operations	(5,937)	27,277	39,007
Total non-GAAP adjustments	35,690	41,855	51,131
Non-GAAP income from operations	29,753	69,132	90,138

GAAP interest and other income (expense), net	1,177	(2,178)	4,845
Non-recurring interest and other income (expense), net	68	111	56
Non-GAAP interest and other income (expense), net	1,245	(2,067)	4,901

GAAP income (loss) before income taxes	(4,760)	25,099	43,852
Total non-GAAP adjustments	35,758	41,966	51,187
Non-GAAP income before income taxes	30,998	67,065	95,039

GAAP income tax provision (benefit)	(409)	15,566	11,886
Adjustment for non-cash tax benefits/expenses	3,508	(8,859)	(6,184)
Non-GAAP income tax provision	3,099	6,707	5,702

GAAP net income (loss)	(4,351)	9,533	31,966
Total non-GAAP adjustments before income taxes	35,758	41,966	51,187
Less: total tax adjustments	3,508	(8,859)	(6,184)
Non-GAAP net income	$27,899	$60,358	$89,337

Shares used in computing non-GAAP basic net income per share	80,446	79,471	77,858
Shares used in computing non-GAAP diluted net income per share	81,698	81,338	80,279
Non-GAAP basic net income per share	$0.35	$0.76	$1.15
Non-GAAP diluted net income per share	$0.34	$0.74	$1.11

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(as a percentage of net revenue for the corresponding period)

	Six Months Ended
	June 30, 2023	June 30, 2022
GAAP gross profit	$243,180	$318,941
Stock-based compensation	456	325
Performance based equity	75	258
Amortization of purchased intangible assets	18,438	20,631
Non-GAAP gross profit	262,149	340,155

GAAP R&D expenses	137,948	146,281
Stock-based compensation	(23,692)	(19,659)
Performance based equity	(3,362)	(12,568)
Research and development funded by others	(2,000)	800
Non-GAAP R&D expenses	108,894	114,854

GAAP SG&A expenses	72,370	85,064
Stock-based compensation	(9,497)	(18,039)
Performance based equity	(1,551)	(4,776)
Amortization of purchased intangible assets	(1,637)	(9,102)
Acquisition and integration costs	(5,315)	(6,364)
Non-GAAP SG&A expenses	54,370	46,783

GAAP impairment losses	2,438	—
Impairment losses	(2,438)	—
Non-GAAP impairment losses	—	—

GAAP restructuring expenses	9,084	462
Restructuring charges	(9,084)	(462)
Non-GAAP restructuring expenses	—	—

GAAP income from operations	21,340	87,134
Total non-GAAP adjustments	77,545	91,384
Non-GAAP income from operations	98,885	178,518

GAAP interest and other income (expense), net	(1,001)	1,757
Non-recurring interest and other income (expense), net	179	124
Non-GAAP interest and other income (expense), net	(822)	1,881

GAAP income before income taxes	20,339	88,891
Total non-GAAP adjustments	77,724	91,508
Non-GAAP income before income taxes	98,063	180,399

GAAP income tax provision	15,157	23,339
Adjustment for non-cash tax benefits/expenses	(5,351)	(12,515)
Non-GAAP income tax provision	9,806	10,824

GAAP net income	5,182	65,552
Total non-GAAP adjustments before income taxes	77,724	91,508
Less: total tax adjustments	(5,351)	(12,515)
Non-GAAP net income	$88,257	$169,575

Shares used in computing non-GAAP basic net income per share	79,961	76,037
Shares used in computing non-GAAP diluted net income per share	81,520	80,462
Non-GAAP basic net income per share	$1.10	$2.19
Non-GAAP diluted net income per share	$1.08	$2.11

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS A PERCENTAGE OF NET REVENUE

	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
GAAP gross margin	55.9%	56.5%	58.7%
Stock-based compensation	0.1%	0.1%	0.1%
Performance based equity	—%	—%	0.1%
Amortization of purchased intangible assets	5.0%	3.8%	3.5%
Non-GAAP gross margin	61.0%	60.3%	62.3%

GAAP R&D expenses	38.4%	27.1%	28.7%
Stock-based compensation	(6.7)%	(4.6)%	(3.6)%
Performance based equity	0.2%	(1.5)%	(2.6)%
Research and development funded by others	(0.5)%	(0.4)%	(0.7)%
Non-GAAP R&D expenses	31.4%	20.6%	21.9%

GAAP SG&A expenses	18.3%	15.6%	15.9%
Stock-based compensation	(2.6)%	(1.9)%	(3.3)%
Performance based equity	0.1%	(0.7)%	(1.0)%
Amortization of purchased intangible assets	(0.4)%	(0.4)%	(1.0)%
Acquisition and integration costs	(2.0)%	(0.6)%	(2.3)%
Non-GAAP SG&A expenses	13.5%	11.9%	8.3%

GAAP impairment losses	—%	1.0%	—%
Impairment losses	—%	(1.0)%	—%
Non-GAAP impairment losses	—%	—%	—%

GAAP restructuring expenses	2.4%	1.9%	0.2%
Restructuring charges	(2.4)%	(1.9)%	(0.2)%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP income (loss) from operations	(3.2)%	11.0%	13.9%
Total non-GAAP adjustments	19.4%	16.9%	18.3%
Non-GAAP income from operations	16.2%	27.8%	32.2%

GAAP interest and other income (expense), net	0.6%	(0.9)%	1.7%
Non-recurring interest and other income (expense), net	—%	—%	—%
Non-GAAP interest and other income (expense), net	0.7%	(0.8)%	1.8%

GAAP income (loss) before income taxes	(2.6)%	10.1%	15.7%
Total non-GAAP adjustments before income taxes	19.4%	16.9%	18.3%
Non-GAAP income before income taxes	16.9%	27.0%	33.9%

GAAP income tax provision (benefit)	(0.2)%	6.3%	4.2%
Adjustment for non-cash tax benefits/expenses	1.9%	(3.6)%	(2.2)%
Non-GAAP income tax provision	1.7%	2.7%	2.0%

GAAP net income (loss)	(2.4)%	3.8%	11.4%
Total non-GAAP adjustments before income taxes	19.4%	16.9%	18.3%
Less: total tax adjustments	1.9%	(3.6)%	(2.2)%
Non-GAAP net income	15.2%	24.3%	31.9%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS A PERCENTAGE OF NET REVENUE

	Six Months Ended
	June 30, 2023	June 30, 2022
GAAP gross margin	56.2%	58.6%
Stock-based compensation	0.1%	0.1%
Performance based equity	—%	0.1%
Amortization of purchased intangible assets	4.3%	3.8%
Non-GAAP gross margin	60.6%	62.5%

GAAP R&D expenses	31.9%	26.9%
Stock-based compensation	(5.5)%	(3.6)%
Performance based equity	(0.8)%	(2.3)%
Research and development funded by others	(0.5)%	0.2%
Non-GAAP R&D expenses	25.2%	21.1%

GAAP SG&A expenses	16.7%	15.6%
Stock-based compensation	(2.2)%	(3.3)%
Performance based equity	(0.4)%	(0.9)%
Amortization of purchased intangible assets	(0.4)%	(1.7)%
Acquisition and integration costs	(1.2)%	(1.2)%
Non-GAAP SG&A expenses	12.6%	8.6%

GAAP impairment losses	0.3%	—%
Impairment losses	(0.3)%	—%
Non-GAAP impairment losses	—%	—%

GAAP restructuring expenses	2.1%	0.1%
Restructuring charges	(2.1)%	(0.1)%
Non-GAAP restructuring expenses	—%	—%

GAAP income from operations	4.9%	16.0%
Total non-GAAP adjustments	17.9%	16.8%
Non-GAAP income from operations	22.9%	32.8%

GAAP interest and other income (expense), net	(0.2)%	0.3%
Non-recurring interest and other income (expense), net	—%	—%
Non-GAAP interest and other income (expense), net	(0.2)%	0.4%

GAAP income before income taxes	4.7%	16.3%
Total non-GAAP adjustments	18.0%	16.8%
Non-GAAP income before income taxes	22.7%	33.2%

GAAP income tax provision	3.5%	4.3%
Adjustment for non-cash tax benefits/expenses	(1.2)%	(2.3)%
Non-GAAP income tax provision	2.3%	2.0%

GAAP net income	1.2%	12.1%
Total non-GAAP adjustments before income taxes	18.0%	16.8%
Less: total tax adjustments	(1.2)%	(2.3)%
Non-GAAP net income	20.4%	31.2%